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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report                                                    MARCH 28, 2003
(Date of earliest event reported)                                 MARCH 28, 2003


                         ST. JOSEPH CAPITAL CORPORATION
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        333-6581                                   35-1977746
(Commission File Number)                 (I.R.S. Employer Identification Number)



3820 EDISON LAKES PARKWAY, MISHAWAKA, INDIANA                              46545
 (Address of principal executive offices)                             (Zip Code)



                                 (800) 890-2798
              (Registrant's telephone number, including area code)






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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 28, 2003, the Company issued a press release announcing the Nasdaq Stock Market, Inc. approved its application for listing the Company's common stock on the Nasdaq SmallCap Market. The Company's listing on Nasdaq is expected to be effective as of the open of business on Tuesday, April 1, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)      EXHIBITS

                  99.1  Press release dated March 28, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 ST. JOSEPH CAPITAL CORPORATION



Dated: March 28, 2003            By: /s/ John W. Rosenthal
                                         John W. Rosenthal
                                         Chairman, President & Chief Executive
                                         Officer